EXHIBIT 99.2


                      PLAN AND AGREEMENT OF REORGANIZATION
                                 by exchange by
                                CARD-SMART CORP.
                             of its voting stock for
                         substantially all the assets of
                                  ICHANCE, INC.

         CARD-SMART CORP., a Nevada corporation, (hereinafter called "Buyer"), and ICHANCE, INC., a Nevada corporation, (hereinafter called "Seller"), hereby execute this Plan and Agreement of Reorganization (the "Agreement") and agree as follows:

                        ARTICLE 1. PLAN OF REORGANIZATION

     SECTION 1.01. PLAN ADOPTED. A plan of reorganization of the parties hereto pursuant to the provisions of Section 368(a)(1)(C) of the Internal Revenue Code of 1986 is adopted as follows.

         (a) Seller will transfer to Buyer substantially all of its assets which include, but are not limited to, (1) miscellaneous office equipment, (2) miscellaneous office furniture, (3) computer software work in progress and (4) all right, title and interest in and to the unregistered mark "iChance".

         (b) In exchange for the assets transferred by Seller, Buyer will issue and deliver to Seller Five Million Shares (5,000,000) of its newly issued restricted shares of its voting common stock.

     SECTION 1.02. CLOSING DATE. Subject to the conditions precedent set forth herein to the obligations of the parties to consummate the transaction, the plan of reorganization shall be consummated at the office of Gage, Frasier & Teeple, LLP, 9255 Towne Centre Drive, Suite 500, San Diego, California 92121, on September 14, 2001, at 10:00 a.m., or such other place and date as may be fixed by mutual consent of the parties. The date of such consummation is the "Closing Date" referred to herein.

     SECTION 1.03. DUE DILIGENCE. Buyer acknowledges that upon execution of this Agreement, it has completed any and all due diligence which it wishes to undertake and approves the assets of Seller.

                     ARTICLE 2. COVENANTS, REPRESENTATIONS,
                            AND WARRANTIES OF SELLER

     SECTION 2.01. LEGAL STATUS. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, with corporate power to own property and carry on its business as it is now being conducted. Seller is a sophisticated investor. Seller is duly qualified to do business in each jurisdiction in which the character and location of its properties make such qualification necessary.

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     SECTION 2.02. SUBSIDIARIES. Seller has two (2) subsidiaries and no interest in any other corporation,
firm, or partnership.  Seller's subsidiaries are as follows:

         (a) Software Licensing Networks, Ltd., a Nevis corporation. Seller owns 100% of the issued and outstanding stock of this corporation.

         (b) iChance, Inc., a California corporation. Seller owns 100% of the issued and outstanding stock of this corporation.

All of Seller's covenants, representations and warranties shall and do apply to each of Seller's wholly owned subsidiaries.

     SECTION 2.03. CAPITALIZATION. Seller has an authorized capitalization of One Hundred Million (100,000,000) shares of common stock and Five Million
(5,000,000) shares of convertible preferred stock. As of the date of this Agreement Five Million Eighty One Thousand Two Hundred Ten (5,081,210) shares of the common stock are validly issued and outstanding, fully paid and non-assessable and Ninety Seven Thousand Four Hundred Fifty (97,450) shares of the convertible preferred stock are validly issued and outstanding, fully paid and non-assessable.

     SECTION 2.04. FINANCIAL STATEMENTS. Seller has delivered to Buyer its latest audited financial statement together with the latest balance sheet of Seller and the related statements of income and retained earnings for the period then ended, a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference. All such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and present fairly the financial position for its latest fiscal year, and the results of operations for the period then ended subject, however, to normal changes resulting from year-end audit of the financial statements.

     SECTION 2.05. BUSINESS AND PROPERTIES. (a) Seller has delivered to Buyer materials regarding its assets and operations which when acquired will be the businesses and properties of Buyer. The materials are substantially complete and the information reported therein is correct in all material respects. Except as previously disclosed to Buyer in writing, Seller does not know of any circumstances, events, or other information, occurring prior to or subsequent to August 31, 2001, which would adversely affect the values as of December 31, 2000, or subsequent thereto, set forth in the list of properties.

         (b) Except for business interests and properties sold or otherwise disposed of in the ordinary course of business since August 1, 2001, on or within sixty (60) days after the closing date Seller will have good and marketable title to all of the businesses and interests in its properties, real and personal, reflected in the list as of August 1, 2001 free and clear of all mortgages, liens, or encumbrances, other than the following:

         (i)      The lien of current taxes not yet due and payable.

         (ii)     Minor exceptions, not in the aggregate material.

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         (iii)    Such  imperfections of title as do not materially detract from or interfere with the operations, value, or use of the properties subject thereto or affected thereby, or materially affect the title thereto.

         (c) All leases included among the properties, or to which any of the properties are subject, are in good standing, valid and effective and, to the best of Seller's knowledge, information, and belief after reasonable investigation by Seller, there is not under any of such leases any existing material default or event of default or event which with notice or lapse of time or both would constitute a material default.

         (d) The equipment, included among the properties, is in good condition and repair, subject only to ordinary wear and tear.

         (e) Except to the extent set forth in Schedule 5 hereto, there exists no restriction on the right of Seller to convey, assign, and transfer all of the properties, and convey good title thereto to Buyer.

     SECTION 2.06. ACTIVITIES SINCE BALANCE SHEET DATE. Except as previously disclosed to Buyer in writing, since December 31, 2000, Seller has not:

         (a) Suffered any change in its financial condition or the operations of its business, materially and adversely affecting its properties, or the earning power thereof, nor suffered any damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting the properties or the earning power thereof.

         (b) Sold, exchanged, or otherwise disposed of any of its business or properties or any interest therein.

         (c) Except in the ordinary course of business, entered into any Agreement or arrangement selling, exchanging, or otherwise disposing of any of its assets or granting any preferential or other right to purchase any of its assets or rights or requiring the consent of any party to the transfer and assignment of such assets or rights.

         (d) Discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, other than current liabilities shown on its balance sheet, including non-current liabilities so shown which have become current by the passage of time, and current liabilities incurred since that date in the ordinary course of business.
         (e) Except current liabilities incurred or obligations under contracts entered into in the ordinary course of business, incurred or agreed to incur any contractual obligation or liability, absolute or contingent.

         (f) Issued any stock, bonds, or other corporate securities, or any options with respect thereto.

         (g) Except to the extent consistent with past practice, granted any increase in the compensation of, or paid any bonus to, any employee.

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         (h)  Except in the  ordinary  course of  business,  waived any right or claim having value.

         (i) Declared or paid any dividends, or made, or agreed to make, any other distribution to any shareholder.

         (j) Mortgaged or pledged or, except in the ordinary course of business, subjected to lien, charge, or any other encumbrance any of its assets, tangible or intangible.

         (k) Entered into any transaction or transactions the effect of which, considered as a whole, would be to cause its net ownership in any of its businesses to be materially less than it was at such date.

         (l) Sold, assigned, or transferred any patents, copyrights, or other intangible assets.

         (m) Had any labor troubles other than routine grievance matters, none of which is material.

         (n) Entered into any transaction other than in the ordinary course of business.

         (o) Made any expenditure for capital items, including construction and work-in-process, or investment in stock of or advances in any form to corporations or business firms in excess of Five Thousand and No/100ths Dollars ($5,000).

     SECTION 2.07. SCHEDULES FURNISHED. Seller has delivered to Buyer the schedules enumerated below which include information and documentation regarding Seller's wholly owned subsidiaries. To the extent that any such schedule identifies any contract, Agreement, or other instrument in general terms in lieu of specific descriptions thereof, the schedule will be supplemented by setting forth specific descriptions as Buyer may request. If after the date hereof there shall be any change in the matters reflected in any such schedule, Seller will deliver to Buyer prior to the effective date appropriate supplements to the schedule so affected, making such deletions, modifications, and additions as may be required in order that Buyer shall have received complete and correct information as to the matters to be reflected in each such schedule. Each of the schedules and any supplement thereto, delivered by Seller to Buyer, are substantially complete and the information reported therein or in any documents provided hereunder is correct in all material respects as of the date of such schedule or supplement.

         (a) Schedule 1 - Off-Balance Sheet Liabilities and Obligations: This schedule lists all indebtedness or liabilities affecting Seller or any of its assets or rights which arise under sale and leaseback arrangements, through-put Agreements, and any other Agreements or arrangements which fall within the category or concept of off-balance sheet financing.

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         (b) Schedule 2 - Guaranties:  This schedule lists all  indebtedness  or liabilities of any person, firm, or corporation, which Seller has guaranteed or otherwise become liable for, absolutely or contingently.

         (c) Schedule 3 - Certain Material Contracts: This schedule lists all Agreements, contracts, and other instruments, to the extent not listed in any other schedule, not cancelable by Seller on ninety (90) days notice without penalty which involve a payment or payments to be made by or to Seller, or a liability or liabilities of or to Seller, in excess of five thousand dollars ($5,000) any year.

         (d) Schedule 4 - Pending Litigation: This schedule lists all litigation and proceedings pending or threatened in courts and governmental commissions and bureaus affecting Seller or any of its properties or rights which are not fully covered by insurance.

         (e) Schedule 5 - Restrictions on Transfer of Properties: This schedule lists any of the properties, the transfer of which by Seller as herein contemplated is subject to any restriction, or which requires the consent of any third party, pursuant to a preferential or other right of purchase or otherwise, and describes in detail each such restriction, consent requirement, or purchase right.

         (f) Schedule 6 - Options,  Warrants,  or Other Stock  Purchase  Rights:
This schedule lists all commitments by Seller to issue shares of capital stock pursuant to outstanding options, warrants, or rights of conversion.

         (g) Schedule 7 - Employment and Deferred Compensation Contracts: This schedule lists all employment, deferred compensation, and similar contracts by which Seller is bound.

     SECTION 2.08. COMPLIANCE WITH LAWS AND REGULATIONS. Seller, to the best of its knowledge, is in compliance with all laws, regulations, and orders applicable to its business.

     SECTION 2.09. AGREEMENT NOT VIOLATIVE OF LAW OR INSTRUMENT. The execution and carrying out of this Agreement and compliance with the provisions thereof by Seller will not violate, with or without the giving of notice or passage of time, any provision of law applicable to the Seller, and will not conflict with, or result in the breach or termination of any provision of, or constitute a default under, or result in the creation of any lien, charge, or encumbrance upon any of the businesses or properties, pursuant to any corporate charter, bylaws, indenture, mortgage, deed of trust, or other Agreements or instrument to which Seller is a party or by which Seller of any of its properties may be bound.

     SECTION 2.10. TAXES. Seller has filed all federal, state, county, and other local tax returns which are required to be filed, and will make payment of all taxes which have or may become due pursuant to said returns or pursuant to any assessment received by Seller.

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     SECTION 2.11. NOT IN DEFAULT. Seller has not received any notice of default and, to the knowledge of any of its officers or directors, is not in default under:

         (a) Any order, writ, injunction, or decree of any court or any commission or other administrative agency.

         (b) Any Agreement or obligation to which it is a party or by which it is bound or to which it may be subject.

     SECTION 2.12. NOT OBLIGATED FOR BROKER'S FEE. Seller has not incurred any obligation or liability, contingent or otherwise, for a broker's or finder's fee in respect of the matters provided for in this Agreement.

     SECTION 2.13. CONTRACT OR COMMITMENT RELATING TO BUSINESSES OR PROPERTIES. Except as set forth in the list of business and/or properties, Seller does not have any lease, contract, or commitment, written or oral, which relates to any of the properties, and it has duly complied with all provisions of such lease, contract, or commitment set forth in the list and is not in default with respect to any of them.

     SECTION 2.14. LITIGATION. Except for matters disclosed in Schedule 4, there is no litigation, proceeding, or governmental investigation pending, or, to the knowledge of any of the officers or directors of Seller, threatened, affecting Seller or any of its properties, or its right to enter into this Agreement or to perform its obligations hereunder, nor do any of such officers or directors know of any ground for any such litigation, proceeding, or investigation.

     SECTION 2.15. INSURANCE. Seller now has in force fire, liability, and other insurance with respect to its properties as set forth in Schedule S and, except in accordance with the written approval of Buyer pending the closing date, will not change, increase, or decrease any such insurance.

     SECTION 2.16. APPROVAL OF BOARD. The Board of Directors of Seller, acting at a special meeting thereof called for the purpose and duly held on September 13, 2001, has duly approved the transactions contemplated hereby and has authorized the execution and delivery of this Agreement by Seller, and the performance by Seller. A copy of Seller's Board of Directors Resolution is attached hereto as Exhibit "B" and incorporated herein by reference.

     SECTION 2.17. CHARACTER OF STATEMENTS. The information provided and to be provided by Seller and its officers and directors to Buyer pursuant to this Agreement, for use in any proxy statement or listing application, does not and will not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, and does not and will not omit to state any material fact in order to make the statements therein not false or misleading.

     SECTION 2.19. NO OTHER REPRESENTATIONS AND WARRANTIES. Seller makes no other representations and warranties not set forth herein.

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                     ARTICLE 3. COVENANTS, REPRESENTATIONS,
                             AND WARRANTIES OF BUYER

     SECTION 3.01. LEGAL STATUS. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, with corporate power to own property and carry on its business as it is now being conducted.

     SECTION 3.02. SUBSIDIARIES. Buyer has no subsidiaries or any interest in any other corporation, firm, or partnership.

     SECTION 3.03. CAPITALIZATION. Buyer has an authorized capitalization of Twenty Five Million (25,000,000) shares of common stock. As of the date of this Agreement Nine Million Three Hundred Sixty Thousand (9,360,000) shares of the common stock are validly issued and outstanding, fully paid and non-assessable. A copy of Buyer's stock ledger, dated August 14, 2001, and confirmed and acknowledged by Buyer's transfer agent, is attached hereto as Exhibit "C" and incorporated herein by reference.

     SECTION 3.04. FINANCIAL STATEMENTS. (a) Buyer has delivered to Seller its latest audited balance sheet and the related audited statements of income and retained earnings, a copy of which is attached hereto as Exhibit "D" and incorporated herein by reference. All such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and present fairly the financial position of Buyer.

         (b) Buyer's auditor shall have confirmed, in a writing addressed to Seller, attached hereto as Exhibit "E" and incorporated herein by reference, that said auditor has no disagreements with Buyer's current management regarding any matter affecting such auditor's audited financial statements for Buyer.

     SECTION 3.05. PROPERTIES. (a) Buyer has delivered to Seller a list as of December 31, 2000, of the properties of Buyer. The list is substantially complete and the information reported therein is correct in all material respects. Except as previously disclosed to Seller in writing, Buyer does not know or any circumstances, events, or other information, occurring prior to or subsequent to December 31, 2000, which would adversely affect the values as of December 31, 2000, or subsequent thereto, set forth in the list of the properties.

         (b) Except for properties and interests in properties sold or otherwise disposed of in the ordinary course of business since December 31, 2000, on the closing date Buyer will have good and marketable title to all of the properties and interests in properties, real and personal, reflected in the list as of December 31, 2000, free and clear of all mortgages, liens, or encumbrances, other than the following:

         (i)      The lien of current taxes not yet due and payable.

         (ii) Minor exceptions, not in the aggregate material.

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         (iii)    Such  imperfections of title or easements as do not materially detract from or interfere with the operations, value, or use of the properties subject thereto or affected thereby, or materially affect the title thereto.

         (c) Any leases included among the properties, or to which any of the properties are subject, are in good standing, valid and effective and, to the best of Buyer's knowledge, information, and belief after reasonable investigation by buyer, there is not under any of such leases any existing material default or event of default or event which with notice or lapse of time or both would constitute a material default and in respect of which Buyer has not taken adequate steps to prevent a default from occurring.

     SECTION 3.06. ACTIVITIES SINCE BALANCE SHEET DATE. Except as previously disclosed to Seller in writing, since December 31, 2000, Buyer has not:

         (a) Suffered any change in its financial condition or the operations of its business, materially and adversely affecting its properties, or the earning power thereof, nor suffered any damage, destruction, or loss, whether covered by insurance or not, materially and adversely affecting the properties or the earning power thereof.

         (b) Except in the ordinary course of business, sold, exchanged, or otherwise disposed of, or entered into any Agreement or arrangement to sell, exchange, or otherwise dispose of, any of its properties, rights, or any interest therein.

     SECTION 3.07. LITIGATION. There are no actions or proceedings pending, or, to the knowledge of Buyer, threatened against, by, or affecting the Buyer in any court or before any governmental agency, domestic or foreign, which, if decided adversely to the Buyer, would materially and adversely affect the condition or operations, financial or otherwise, of Buyer. The Buyer, to its knowledge, is not in default with respect to any order, writ, injunction, or decree of any such court or agency.

     SECTION 3.08. EMPLOYMENT OF SELLER EMPLOYEES. At the closing, Buyer will offer to employ those employees of Seller listed in Schedule 7, upon terms and conditions satisfactory to Buyer.

     SECTION 3.09. STATUS OF SHARES DELIVERABLE. The shares of stock of Buyer deliverable pursuant to this Agreement, when issued and delivered as provided in this Agreement, will be validly issued and outstanding shares of common stock of Buyer, fully paid and non-assessable, and will be restricted voting stock of the Buyer.

     SECTION 3.10. APPROVAL OF BOARD. The Board of Directors of Buyer, acting at a special meeting thereof called for the purpose and duly held on September 14, 2000, has duly approved the transactions contemplated hereby and has authorized the execution and delivery of this Agreement by Buyer, and the performance by Buyer. The resolution giving such authorization and approval have not since been altered, amended or revoked. A copy of Buyer's Board of Directors Resolution is attached hereto as Exhibit "F" and incorporated herein by reference.

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     SECTION 3.11. NO OTHER REPRESENTATIONS AND WARRANTIES. Buyer makes no other representations and warranties not set forth herein.

                        ARTICLE 4. CONDUCT OF BUSINESS OF
                             SELLER PENDING CLOSING

     SECTION 4.01. PRESERVATION OF AND ACCESS TO PROPERTIES, INFORMATION, AND DOCUMENTS. From the date of this Agreement until the closing date, Seller will:

         (a) Except for depreciation through ordinary wear and tear, maintain and keep its businesses and properties in as good financial condition as at present.

         (b) Use its best efforts to perform all its obligations under contracts relating to or affecting the businesses and/or its properties.

     SECTION 4.02. SUBMISSION TO SHAREHOLDER. Seller has secured majority consent of its outstanding shares, for this Agreement and the plan distribution contemplated by Section 1.01 hereof. A copy of the Shareholders' Resolution approving the transactions contemplated by this Agreement is attached hereto as Exhibit "G" and incorporated herein by reference.

     SECTION 4.03. FURNISH PROXY AND LISTING INFORMATION. Seller, and its officers and directors, will furnish to Buyer such information as shall be needed for use in any proxy statement or listing application which may be required or deemed desirable by Buyer in order to consummate the transactions contemplated hereby.

     SECTION 4.04. SATISFY CONDITIONS PRECEDENT. Seller will use its best efforts to cause the satisfaction of all conditions precedent contained in this Agreement.

             ARTICLE 5. CONDUCT OF BUSINESS OF BUYER PENDING CLOSING

     SECTION 5.01. CARRY ON BUSINESS AS USUAL. Pending the consummation of the plan of reorganization, Buyer will carry on its business in substantially the same manner as heretofore.

     SECTION 5.02. SATISFY CONDITIONS PRECEDENT. Buyer will use its best efforts to cause the satisfaction of all conditions precedent contained in this Agreement.

     SECTION 5.03. NEGATIVE COVENANTS. Except with the prior written consent of Seller, Buyer will not declare or pay any dividend, or declare or make any other distribution to its shareholders.

     SECTION 5.04. SUBMISSION TO SHAREHOLDERS. Buyer shall submit to its outstanding shares of each class for their approval, if necessary, this Agreement and the principal terms of the shares-for-assets exchange described in it. Buyer shall use its best efforts to cause its outstanding shares of each class to approve this Agreement in the manner required by Nevada's Corporation Law.

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                         ARTICLE 6. CONDITIONS PRECEDENT
                        TO OBLIGATIONS OF BUYER TO CLOSE

     SECTION 6.01. The obligations of the Buyer hereunder are, at its option, subject to the conditions that on or before the closing date:

         (a) COMPLIANCE WITH TERMS, CONDITIONS, AND COVENANTS. All the terms, conditions, and covenants of this Agreement to be complied with by the Seller on or before the closing date shall have been complied with, and Seller shall have delivered to Buyer a certificate signed by its chairman and treasurer to such effect.

         (b) TRUTH OF REPRESENTATIONS AND WARRANTIES. The representations and warranties by Seller herein shall be correct, as of the closing date, with the same force as though such representations and warranties had been made on the closing date, and Seller shall have delivered to Buyer a certificate signed by its chairman and treasurer to such effect and as to such other matters as the Buyer may reasonably request.

         (c) PERMIT GRANTED. The Nevada Secretary of State or other official as appropriate shall have granted to Buyer an appropriate permit, if necessary, authorizing it to issue shares of its common stock in accordance with this Agreement.

         (d) APPROVAL BY OUTSTANDING SHARES. The principal terms of this Agreement and the shares-for-assets exchange covered by it shall have been approved as required by the Nevada Revised Statutes and by the outstanding shares of each class of both Buyer and Seller.

                       ARTICLE 7. CONDITIONS PRECEDENT TO
                         OBLIGATIONS OF SELLER TO CLOSE

     SECTION 7.01. The obligations of the Seller hereunder are, at its option, subject to the conditions that on or before the closing date:

         (a) COMPLIANCE WITH TERMS, CONDITIONS, AND COVENANTS. All the terms, conditions, and covenants of this Agreement to be complied with by Buyer on or before the closing date shall have been complied with, and Buyer shall have delivered to Seller a certificate signed by its President to such effect.

         (b) TRUTH OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Buyer herein shall be correct, as of the closing date, with the same force as though such representations and warranties had been made on the closing date, and Buyer shall have delivered to Seller a certificate signed by its chief executive officer to such effect and as to such other matters as the Seller may reasonably request.

         (c) NO TAX RULING. Seller has not received a written ruling or rulings of the Internal Revenue Service, to the effect that the sale of the assets and business of Seller and the distribution to the shareholders of Seller of the shares of common stock of Buyer will not result in the recognition of any taxable income or deductible loss by Seller or by its shareholders.

         (d) NO SUBSTANTIAL ADVERSE CHANGE. There shall have been no substantial adverse change in the financial condition or operations of Buyer and no suspension of trading in its stock on the Over The Counter Electronic Bulletin Board.

         (e) APPROVAL OF SHAREHOLDERS. All corporate proceedings requisite to the sale and transfer by Seller and its Shareholders of its voting stock, and its liquidation and dissolution, shall have been approved and consented to by the Shareholders of Seller in the manner required by applicable law or other applicable requirements. A copy of Seller's Shareholders' Resolution is attached hereto as Exhibit "G" and incorporated herein by reference.

         (f) APPROVAL BY OUTSTANDING SHARES. The principal terms of this Agreement have been approved, as required by the Nevada Revised Statutes and by a majority of the outstanding shares of each class of both Buyer and Seller.

                           ARTICLE 8. CONSUMMATION OF
                                   TRANSACTION

     SECTION 8.01. CONSIDERATION OF SELLER. Seller will deliver to Buyer, on the closing date, all of its assets, including, but not limited to, intellectual property.

     SECTION 8.02. CONSIDERATION OF BUYER. (a) Except for liabilities and obligations specified in Subsection (b), upon receipt of the assets of Seller, Buyer will assume, and will deliver to Seller, the appropriate instruments evidencing assumption by Buyer of all of the liabilities and obligations of Seller reflected or referred to in its list of properties and thereafter incurred in the ordinary course of business to and including the closing date, including all obligations under Agreements, contracts, and other arrangements to which it is a part.

         (b) Buyer shall assume and be responsible for any and all liabilities of the Seller.

         (c) Buyer shall cause to be delivered to Seller at the closing date Five Million (5,000,000) shares of Buyer's restricted voting common stock.

         (d) The directors of Buyer shall tender their resignations effective upon closing of this transaction and Buyer shall cooperate with Seller in the election of a new Board of Directors.

     SECTION 8.03. POST CLOSING ACTIONS OF SELLER. Within twelve (12) months of the Closing Date, Seller shall distribute to its current shareholder the shares of common stock of Buyer received pursuant to the exchange as well as any other assets held by Seller at such time.

     SECTION 8.04. EXPENSES. Each party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated hereby, including all fees of its counsel, accountants, and employees whether or not such transactions shall be consummated.

                          ARTICLE 9. INTERPRETATION AND
                                   ENFORCEMENT

     SECTION 9.01. INDEMNIFICATION. (a) Each party hereto agrees to protect, defend, indemnify, and hold harmless the other party, its successors and assigns, against and in respect of all loss, damage, or expense occasioned by any breach by such indemnifying party of any of its representations, warranties, covenants, or Agreements contained herein.

         (b) Each party hereto will indemnify and hold harmless the other party against and in respect of any claim for brokerage or other commission relative to this Agreement or to the transactions contemplated hereby, based in any way on Agreements, arrangements, or understandings claimed to have been made by such party with any third party.

         (c) Seller agrees to indemnify and hold harmless the Buyer from any loss, damage, or expenses, including reasonable counsel fees, sustained or incurred by Buyer by reason of any claim asserted against Buyer to pay or discharge any liability or obligation of Seller not expressly assumed by Buyer under the terms hereof.

     SECTION 9.02. SPECIFIC PERFORMANCE. Seller acknowledges that the assets to be transferred to Buyer pursuant to plan and Agreement are unique and that Buyer will have no adequate remedy at law if Seller shall fail to perform any of its obligations hereunder. In such event, Buyer shall have the right, in addition to all other rights, and remedies, to specific performance of this plan and Agreement of reorganization.

     SECTION 9.03. SURVIVAL OF COVENANTS, REPRESENTATIONS, AND WARRANTIES. All covenants, Agreements, representations, and warranties made hereunder and in any certificates delivered at the closing shall be deemed to be material and to have been relied upon by Buyer and Seller, notwithstanding any investigation made by Buyer and Seller or on their respective behalf, and shall survive the closing.

     SECTION 9.04. ASSIGNMENT. Except with the written consent of the other party, the rights and obligations under this Agreement shall not be assignable by either party. Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective successors, assigns, heirs, and legal representatives, any fights, remedies, or liabilities under or by reason of this Agreement.

     SECTION 9.05. NOTICES. Any notice or other communication required or permitted hereunder shall be deemed to be properly given when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, charges prepaid, if such communication is addressed:

         (a) In the case of Seller, to:

                  iChance, Inc.
                  Attn: Brian Hurley, President
                  3753 Howard Hughes Parkway, Suite 227
                  Las Vegas, NV 89109

                  or to such other person or address as Seller may from time to time furnish to Buyer for the purpose.

                  With a copy, which shall not constitute notice of service of process, to:
                  Gage, Frasier & Teeple, LLP
                  Attn: B. Roland Frasier, III, Esq.
                  9255 Towne Centre Drive, Suite 500
                  San Diego, CA 92121
                  858-622-7878
                  858-622-0411 FAX

         (b) In the case of Buyer prior to Closing, to:

                  Card-Smart Corp.
                  Georgios Polyhronopoulos, President
                  38820 N. 25th Avenue
                  Phoenix, AZ 85086

                  or to such other person or address as Buyer may from time to time furnish to Seller for the purpose.

         (c) In the case of Buyer after Closing, to:

                  iChance, Inc.
                  Attn: Brian Hurley, President
                  3753 Howard Hughes Parkway, Suite 227
                  Las Vegas, NV 89109

                  or to such other person or address as Seller may from time to time furnish to Buyer for the purpose.

                  With a copy, which shall not constitute notice of service of process, to:
                  Gage, Frasier & Teeple, LLP
                  Attn: B. Roland Frasier, III, Esq.
                  9255 Towne Centre Drive, Suite 500
                  San Diego, CA 92121
                  858-622-7878
                  858-622-0411 FAX

     SECTION 9.06. ENTIRE AGREEMENT; COUNTERPARTS. This instrument and the exhibits hereto contain the entire Agreement between the parties with respect to the transaction contemplated hereby. It may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts together constitute only one and the same instrument. A facsimile signature shall constitute an original signature.

     SECTION 9.07. CONTROLLING LAW. The validity, interpretation, and performance of this Agreement shall be controlled by and construed under the laws of the State of Nevada, the state in which the Buyer and Seller hereto are incorporated.

     SECTION 9.08. JURISDICTION. The parties hereto expressly and irrevocably consent to the jurisdiction of the State of Nevada. Any action brought by or against either party in connection with the negotiation, execution, performance, termination, or breach of this Agreement shall be brought in the County of Clark, and the parties hereby agree that Clark County shall be a convenient and exclusive forum for the hearing of any such action.

     SECTION 9.09. ATTORNEYS' FEES. Should it be necessary to institute any action to enforce the terms of this Agreement, the parties hereby agree that the prevailing party in any such action shall be entitled to recover its reasonable attorneys' fees, as well as all costs of the action, including, but not limited to court or arbitration tribunal costs, filing fees, exhibit fees, forensic consultant fees, litigation support costs and expert witness fees. Further, recoverable attorney fees and costs shall include the costs for such items for any appeals. This paragraph shall remain independent from any judgment entered to enforce its terms, shall not merge therewith, and shall entitle the prevailing party to attorneys fees and costs incurred in connection with post judgment collection and enforcement efforts.

     SECTION 9.10. FURTHER ACTIONS AND ASSURANCES. At any time before or after the Closing Date, each party will execute, acknowledge, and deliver all further assignments, conveyances, assurances, instruments of transfer, or other documents reasonably requested by any other party, and will take all other actions consistent with the terms of this Agreement that may reasonably be requested by such party for the purpose of assigning, transferring, granting, conveying, and confirming or reducing to possession, all of the Shares to be purchased and sold pursuant to this Agreement.

     SECTION 9.11. SEVERABILITY. If any provision of this Agreement is held by a court to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall be unaffected by such holding. If the invalidation of any such provision materially alters the Agreement of the parties, then the parties shall immediately adopt new provisions to replace those, which were declared invalid.

     SECTION 9.12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart will be deemed to be an original instrument if such counterpart bears the original signatures of the parties hereto; however, all such counterparts together will constitute but one Agreement.

IN WITNESS WHEREOF, the parties hereto execute this Agreement on September 14, 2001, at San Diego, California.

SELLER:  ICHANCE, INC.
         A Nevada Corporation


BY:      /s/ Brian Hurley
         ----------------
         Brian Hurley, President

BY:      /s/ Brian Hurley
         ----------------
         Brian Hurley, Secretary


BUYER:   CARD-SMART CORP.
         A Nevada Corporation



BY:      /s/ Georgios Polyhronopoulos
         ----------------------------
         Georgios Polyhronopoulos, President


BY:      /s/ Georgios Polyhronopoulos
         ----------------------------
         Georgios Polyhronopoulos, Secretary

                                    Exhibit A
                      Seller's Audited Financial Statements

                               For Periods Ending
                        December 31, 1998, 1999 and 20009

                        With unaudited Stub Period Ending
                                  June 30, 2001

                                   [attached]

                                    Exhibit B
                     Seller's Board of Directors' Resolution

                                   [attached]

                                    Exhibit C
                                  Stock Ledger

                                   [attached]

                                    Exhibit D
                      Buyer's Audited Financial Statements

                                   [attached]

                                    Exhibit E
                             Auditor's Confirmation

                                   [attached]

                                    Exhibit F
                     Buyer's Board of Directors' Resolution

                                   [attached]

                                    Exhibit G
                        Seller's Shareholders' Resolution

                                   [attached]

                                   Schedule 1
             Seller's Off-Balance Sheet Liabilities and Obligations

1.       None.

                                   Schedule 2
                                   Guaranties

1.       None.

                                   Schedule 3
                           Certain Material Contracts

1.       Previously disclosed.

                                   Schedule 4
                               Pending Litigation

                                   [attached]

                                   Schedule 5
                     Restrictions on Transfers of Properties

1.       None.

                                   Schedule 6
                Options, Warrants, or Other Stock Purchase Rights

1. Seller has optioned the right for Corazon Industries Corporation, a Philippine corporation, to acquire up to 90,000 shares of its free trading stock for the price of $1.00 per share.

                                   Schedule 7
                 Employment and Deferred Compensation Contracts


1.       None.